Investor Presentation October 2019

Forward Looking Statements This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. The information provided in this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation or a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the Appendix of this presentation. 2

Solid Foundation With Opportunities For Growth We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. Telecom Aero & & IT Europe Defense 15% 4% Medical 6% 8% North America 56% Asia $474 29% 17% Million Industrial 65% Sales/Technical Office Transportation Manufacturing Facility Note: Sales by region and end market based on trailing twelve months sales as of September 30, 2019 3

Broad Product Portfolio Around Targeted Strategy ▪ Controls ▪ EMI/RFI Filters ▪ Piezoelectric ▪ Pedals ▪ Frequency Control Products ▪ Piezoelectric Products Products ▪ Rotary Actuators ▪ Position Sensors ▪ RF Filters ▪ Switches ▪ Specialty Capacitors ▪ Temperature Sensors ▪ Specialty Resistors ▪ Transducers 4

156% Shareholder Return from 2012 to 2018 vs. 76% for S&P 500 $1.86 Billion 7.5% CAGR 9.4% to 19.6% Total Booked EBITDA Margin Sales Growth Business Expansion ▪ New business award tracking ▪ End market share gains ▪ Operational excellence ▪ Total booked business tracking ▪ New product introductions ▪ Best cost footprint ▪ Incentive structure aligned ▪ CTG single crystal acquisition ▪ Cost savings initiatives with performance ▪ Noliac acquisition ▪ Prudent expense management Note: Shareholder Return from December 31, 2012 through December 31, 2018 Sales and EBITDA comparison for continuing operations from 2012 to 2018 5

Transportation Market Sectors Electric/Hybrid Commercial Light Vehicles Motorcycles Relevant Products Vehicles Vehicles/Off-Road Key Customers ▪ Accelerator Pedals ▪ Position Sensors ▪ Temperature Sensors ▪ DPF RF Sensors ▪ Smart Actuator 6

Industrial Market Sectors Inkjet Print Heads HVAC Systems Commercial Sonar Flow Metering Relevant Products Key Customers ▪ Piezoelectric Components ▪ Transducers ▪ Sensors & Controls ▪ Switches ▪ EMI/RFI Filters 7

Medical Market Sectors Ultrasonic Imaging Therapeutic Ultrasound Dental Equipment Equipment Control Panel Relevant Products Key Customers ▪ Piezoelectric Components ▪ Sensors & Controls ▪ Switches ▪ Frequency Control Products ▪ EMI/RFI Filters 8

Aero & Defense Market Sectors Torpedo/Missile Airplane Sonobuoys Hydrophones Relevant Products Control Communications Key Customers ▪ Piezoelectric Components ▪ Transducers ▪ RF Filters ▪ Temperature Sensors ▪ Frequency Control Products 9

Telecom & IT Market Sectors Macro Cell Small Cell Satellite Wireline/ Relevant Products Base Stations Base Stations Communication Network Switching Key Customers ▪ Piezoelectric Components ▪ RF Filters ▪ EMI/RFI Filters ▪ Frequency Control Products ▪ Temperature Sensors 10

End Markets Growing Mid-Single Digits Transportation Industrial Medical Aero & Defense Telecom & IT 6% 4% 8% 17% 65% Goal LV 30-50% 20-30% 10-20% 5-15% 10-20% CV 10-20% SAM $3.4B $2.2B $0.4B $0.9B $1.9B ▪ Booked Business, Share Gains ▪ 3D and textile printing ▪ Medical 3D/4D ultrasound ▪ Hydrophones for sonar ▪ 5G infrastructure build out – applications massive MIMO and small cell ▪ Actuators – Asia/EU customers ▪ Applications in flow, level and ▪ HMI control for medical devices deployment temperature sensing ▪ Military communication ▪ RF Sensing for particulate filters ▪ Wireless pacing and ultrasound- ▪ High-speed wireline networks - $150m SAM by 2025 ▪ Up-integration into sensors based drug delivery ▪ Up-integration into sensors and transducers and transducers ▪ Advanced fingerprint security, ▪ Increased Sensor Content ▪ Increased temperature sensor haptics for mobile device ▪ Industrial automation and IOT needs ▪ Penetration into European applications defense market ▪ Dental and therapeutic ultrasound applications Enhancing Sales And Product Management For Organic Growth 11

Strategic M&A Approach Expand Enhance Broaden Strengthen Product Technology Geographic Customer Range Portfolio Reach Relationships Case Study: Successfully Built Broad Piezoelectric Ceramic Growth Platform Pre 2016 2016 2017 2018+ Bulk Technology Single Crystal Technology Tape Cast Technology Robust Double-Digit Single-Digit Growth Double-Digit Growth Single-Digit Growth Growth Platform SAM : $714M SAM : $968M $1.7B (>2x SAM ) 12

QTI Sensing Solutions Acquisition Company Overview Acquisition Rationale ▪ Founded in 1977, facilities in Boise, ID and Tecate, Mexico ▪ Provides CTS a new core temperature sensing technology ▪ QTI Sensing Solutions is a leading designer and manufacturer ▪ Increases presence in growing industrial, aerospace, of high quality, high performance temperature sensors defense and medical end markets ▪ QTI has a broad product portfolio to measure temperature in ▪ Expands OEM customer base and enables cross-selling gas, liquid or solid mass to ensure equipment performance and reliability ▪ Potential to build a temperature sensing platform ▪ Portfolio includes thermistor and RTD based products with ▪ Global market opportunity of >$1.1 billion temperature sensing capabilities currently range from -200C to +450C Products Applications Customers HVAC & Aerospace & Medical & Precision Refrigeration Defense Instrumentation Pool & Spa Food Service Boilers & Water Heating 13

Balanced Capital Deployment Approach Operating Cash Flow 12-15% of Sales Growth Return Capital to Investment Acquisitions Shareholders ~4% of Sales* 60-80% of Dividends & Buybacks Free Cash Flow 20-40% of Free Cash Flow *6.1% in 2018 4-5% in 2019 Capital Structure Leverage = 1.0x - 2.5x EBITDA 14

Financial Performance Trend and 2019 Guidance Sales Adjusted Earnings Per Share ($ Millions) $470 $470 $112 $460 Booked $1.50 $423 $1.53 $397 Business $1.40 $1.23 $354 $1.08 Q3 YTD Actual $1.08 Q3 YTD Actual 2016 2107 2018 2019E 2016 2017 2018 2019E Note: 2019E represents guidance provided on October 24, 2019. 15

Financial Framework Long-Term 2012 2018 Target Range Gross Margin 30.0% 35.1% 34-37% SG&A Expense 20.7% 15.6% 13-15% R&D Expense 6.9% 5.4% 5-7% CapEx 2.6% 6.1% ~4%* *4-5% in 2019 Targeting 10% Annual Growth (Organic + Inorganic) 16

Well Positioned For Growth Organic Inorganic Healthy Total Booked Business Strong Cash & Debt Availability ($ Millions) ($ Millions) $1,861 +23% $300 Total Facility $1,518 $101 $113 Borrowed Dec 2016 Sep 2019 Cash Debt ▪ Enhance Customer Intimacy ▪ Low leverage, debt-to-equity ratio ▪ Enhance Sales Force Capabilities ▪ Solid pipeline of M&A targets ▪ Enhance Product Management ▪ Disciplined approach focused on strategic fit, ROIC metrics ▪ R&D Investments at 5-7% of Sales Note: Total Booked Business represents open purchase orders, contractual commitments, and the total expected lifetime revenue from business awarded to CTS in multi-year platform awards. 17

Appendix 18

CTS Core Values 19

Financial Summary ($ Millions, except percentages and Adjusted Diluted EPS) Q3 YTD 2019 2018 2017 2016 Net Sales $354.0 $470.5 $423.0 $396.7 Adjusted Gross Margin $118.9 $165.0 $145.2 $140.4 Adjusted Gross Margin % of Sales 33.6% 35.1% 34.3% 35.4% Depreciation and Amortization $18.0 $22.5 $20.7 $19.0 Adjusted EBITDA $66.7 $92.1 $80.0 $77.4 Adjusted EBITDA % of Sales 18.8% 19.6% 18.9% 19.5% Adjusted Diluted EPS $1.08 $1.53 $1.23 $1.08 Operating Cash Flow $40.7 $58.2 $58.0 $47.2 Total Debt / Capitalization 22.2% 11.7% 18.2% 22.1% Note: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. 20

Regulation G Schedules Adjusted Gross Margin ($ Millions, except percentages) Q3 Year-to-Date Full Year 2019 2018 2019 2018 2018 2017 2016 Gross margin $ 37.1 $ 42.1 $ 118.9 $ 122.3 $ 165.0 $ 140.4 $ 140.4 Adjustments to reported gross margin: Pension settlement charge - - - - - 4.8 - Adjusted gross margin $ 37.1 $ 42.1 $ 118.9 $ 122.3 $ 165.0 $ 145.2 $ 140.4 Sales $ 115.7 $ 118.9 $ 354.0 $ 350.4 $ 470.5 $ 423.0 $ 396.7 Adjusted gross margin as a % of sales 32.0% 35.4% 33.6% 34.9% 35.1% 34.3% 35.4% 21

Regulation G Schedules Adjusted EBITDA Q3 Year-to-Date Full Year ($ Millions, except percentages) 2019 2018 2019 2018 2018 2017 2016 Net earnings $ 2.7 $ 10.2 $ 26.1 $ 29.0 $ 46.5 $ 14.4 $ 34.4 Depreciation and amortization expense 6.1 5.4 18.0 16.3 22.5 20.7 19.0 Interest expense 0.8 0.5 1.7 1.6 2.1 3.3 3.7 Tax expense 4.5 4.1 11.3 12.3 11.6 25.8 22.9 EBITDA 14.1 20.2 57.2 59.2 82.7 64.2 80.0 Adjustments to EBITDA: Restructuring charges 2.3 1.0 5.3 3.4 4.6 4.1 3.0 Loss on sale-leaseback - - - - - - 0.1 Loss (gain) on sale of facilities, net of expenses - - - - - 0.7 (11.1) Non-recurring environmental charge - - - 1.0 1.0 - - Pension settlement charge - - - - - 13.4 - Non-cash pension expense 0.2 - 0.6 - - - - Transaction costs and other one-time costs 0.7 - 0.7 - - 0.3 0.8 Lease termination charge - - - - - 0.1 0.8 Foreign currency loss (gain) 2.5 1.7 2.8 2.6 2.6 (3.0) 3.8 Non-recurring costs of tax improvement initiatives - 0.2 - 1.0 1.2 0.2 - Total adjustments to reported operating earnings 5.7 3.0 9.5 8.0 9.4 15.8 (2.6) Adjusted EBITDA $ 19.8 $ 23.2 $ 66.7 $ 67.2 $ 92.1 $ 80.0 $ 77.4 Sales $ 115.7 $ 118.9 $ 354.0 $ 350.4 $ 470.5 $ 423.0 $ 396.7 Adjusted EBITDA as a % of sales 17.1% 19.5% 18.8% 19.2% 19.6% 18.9% 19.5% 22

Regulation G Schedules Adjusted Diluted EPS Q3 Year-to-Date Full Year 2019 2018 2019 2018 2018 2017 2016 Diluted earnings per share $ 0.08 $ 0.30 $ 0.79 $ 0.86 $ 1.39 $ 0.43 $ 1.03 Tax affected adjustments to reported diluted earnings per share: Restructuring charges 0.06 0.02 0.13 0.08 0.12 0.08 0.06 Increase in valuation allowance and revaluation of deferred taxes as a result of restructuring activities - - - - - - 0.07 Loss (gain) on sale of facilities, net of expenses - - - - - 0.01 (0.22) Non-recurring environmental charge - - - 0.02 0.02 - - Pension settlement charge - - - - - 0.26 - Non-cash pension expense - - 0.01 - - - - Transaction costs and other one-time costs 0.01 - 0.01 - - 0.01 0.02 Lease termination charge - - - - - - 0.02 Foreign currency loss (gain) 0.08 0.04 0.08 0.06 0.06 (0.07) 0.09 (Decrease) increase in recognition of valuation allowances - - - - (0.03) (0.05) 0.03 Tax impact of non-recurring stock compensation charge - - - - - - (0.02) Tax impact of U.S. tax reform - - - - (0.02) 0.54 - Tax impact of other foreign taxes - - - - - 0.02 - Discrete tax items 0.06 0.02 0.06 0.07 (0.04) - - Non-recurring costs of tax improvement initiatives - 0.01 - 0.03 0.03 - - Adjusted diluted earnings per share $ 0.29 $ 0.39 $ 1.08 $ 1.12 $ 1.53 $ 1.23 $ 1.08 Total Debt to Capitalization Q3 As of December 31 ($ Millions, except percentages) 2019 2018 2018 2017 2016 Total debt (A) $ 112.7 $ 50.0 $ 50.0 $ 76.3 $ 90.1 Total shareholders' equity(B) $ 395.2 $ 376.2 $ 377.9 $ 343.8 $ 317.9 Total capitalization (A+B) $ 507.9 $ 426.2 $ 427.9 $ 420.1 $ 408.0 Total debt to capitalization 22.2% 11.7% 11.7% 18.2% 22.1% 23